UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

101 Federal Street

Boston, MA 02110

(Address of principal executive offices) (Zip code)

SEI Corporation

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: October 31, 2011

Date of reporting period: October 31, 2011

Item 1. Reports to Stockholders.

TS&W Thompson, Siegel & Walmsley LLC

INVESTMENT MANAGEMENT

The TS&W Portfolios

The Advisors' Inner Circle Fund

Annual Report

October 31, 2011

- TS&W Equity Portfolio
- TS&W Fixed Income Portfolio

THE ADVISORS’ INNER CIRCLE FUND	THE TS&W PORTFOLIOS
OCTOBER 31, 2011

The Portfolios file their complete schedules of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Portfolios’ Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that The Advisors’ Inner Circle Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-4TSW-FUN; and (ii) on the Commission’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND	THE TS&W PORTFOLIOS
OCTOBER 31, 2011

Dear Shareholders:

We are pleased to provide you with our annual report for the fiscal year ended October 31, 2011 on the TS&W Portfolios managed by Thompson, Siegel & Walmsley LLC (“TS&W”). On October 31, 2011 the Equity Portfolio’s net assets were $43,423,700 and the Fixed Income Portfolio’s net assets were $61,427,927. Participants in these Portfolios include the TS&W retirement plan, TS&W investment advisory clients, and others seeking investment management direction from TS&W. We encourage our clients to pursue a balanced investment approach, and where appropriate, utilize a combination of these Portfolios to achieve their specific investment objectives.

The Portfolios are managed by the TS&W team of investment professionals utilizing a value investment philosophy. Our investment teams utilize a consistent investment process in managing all client portfolios. Our equity portfolio managers use a unique four-factor quantitative screen combined with rigorous fundamental research conducted by experienced teams of analysts who are trying to answer three questions: Why is the stock inexpensive? What are the catalysts for change? And, are the catalysts sustainable? Our fixed income team primarily focuses on yield curve/duration analysis, sector analysis, and security selection. Relative value analysis, historical spread relationships, and fundamental credit analysis are also used in the construction of fixed income portfolios. Our long-term goal is to provide returns that exceed our benchmark indexes over a complete economic or market cycle.

TS&W Equity Portfolio

The TS&W Equity Portfolio experienced a return of 2.80% after fees and expenses while the S&P 500 was up 8.09% in the fiscal year ended October 31, 2011. For the most recent three-month period, the Equity Portfolio return was -4.03% after fees and expenses, while the benchmark index returned -2.47%.

While we are frustrated with our relative and absolute performance in recent periods, we understand its causes and we remain committed to our process, our disciplines, and the opportunities we see in the marketplace at present. Particularly in the third calendar quarter of this year, the benchmarks were dominated by larger companies, companies in defensive sectors (such as Health Care, Consumer Staples, and Utilities) and companies that have higher than average valuation metrics. Because we have a strong value bias, we had been shifting away from such names and towards holdings with lower valuation metrics. Our portfolio is slightly underweight defensive economic sectors and overweight more cyclical sectors, again because of the

THE ADVISORS’ INNER CIRCLE FUND	THE TS&W PORTFOLIOS

valuation disparity between the two as well as the positive catalysts we have identified in more cyclical names, and the potential negative catalysts in defensive sectors like Consumer Staples.

Clearly, political and economic uncertainties have dominated market action in the past several months, and historic events are unfolding in the European sphere, even as long-simmering political forces boil over in the U.S. The scope of the unknowable is vast, and is reflected in once-unthinkably low levels of return in so-called risk-free assets, such as U.S. Treasuries. We claim no special insight as to the resolution of today’s uncertainties. What we can observe is that corporations have anticipated uncertain times by reducing debt and building cash on hand. Corporate profits have continued to grow, and moderate economic activity in the U.S. and elsewhere belies the fears of summer regarding a global deep freeze. Free cash flow has built, and at some point in the not-too-distant future, corporate treasurers will focus on the cash balances that bring them no return, as the voices of shareholders ask pointed questions about dividend policies and stock buybacks as better uses of “excess” cash balances.

We believe that a well-diversified portfolio of good quality companies with businesses that enjoy a global reach will offer excellent returns to long-term investors relative to other asset classes. We believe that our relative value approach which emphasizes cash flow returns, looks for positive catalysts, and focuses on individual company fundamentals, without trying to predict wildly unpredictable macroeconomic forces, will succeed over time as it has in the past. In time, the headline-driven inefficiencies of today’s environment will subside, and company fundamentals will determine performance. Because we believe these things, we continue to focus our time and disciplined process on identifying opportunities that will benefit our clients.

TS&W Fixed Income Portfolio

The TS&W Fixed Income Portfolio gained 3.91% after fees and expenses in the fiscal year ended October 31, 2011. The fund’s benchmark, the Barclays Capital U.S. Aggregate Bond Index, returned 5.00% over the same period. For the most recent three-month period, the Fixed Income Portfolio was up 0.91% while the benchmark index return gained 2.31%.

Interest rates were fairly stable during the first half of 2011, as investors continued to believe in economic growth. By mid- summer however, uncertainty in the Euro region coupled with weakening domestic economic indicators, caused investors to seek safety in U.S. Treasuries, driving interest rates lower. In September, the Federal

THE ADVISORS’ INNER CIRCLE FUND	THE TS&W PORTFOLIOS

Reserve announced ‘Operation Twist’, a program designed to effectively lower long-term interest rates. By October 31, 2011, the yield on the 30 year Treasury bond had fallen to 3.13%, 120 basis points lower than on December 31, 2010. This environment has led to tremendous volatility in both interest rates and credit spreads, especially in the most recent quarter. The 10 year U.S. Treasury yield rose to a high of 3.84% in February, and currently sits at 2.11% as of October 31, 2011. Philosophically, we believe yield wins over time and that is why we continue to overweight corporate bonds. In recent years, this position has attributed to performance; however, in the last quarter, it has detracted from performance as credit spreads have widened. The Portfolio’s high yield allocation has slightly detracted from performance as well, as investors shed risk in the latter half of the year.

European headwinds will continue to be the primary source of high volatility; however, we do feel that eventually the European Central Bank will find a solution to the issues plaguing the region. In the meantime, we continue to focus on finding strong opportunities within the corporate debt market, both investment grade and high yield that will generate attractive returns within the portfolio. We believe that the corporate debt market is the most attractive it has been in decades, while the risks to treasury investors increase at these low nominal yields.

The TS&W Fixed Income Portfolio is structured with an average duration in line with the benchmark at 5.0 years. The average credit rating of the portfolio is A3. Though volatility may continue, we find value in the corporate bond sector. Strong balance sheets should help steer companies through this time of uncertainty. The TS&W fixed income fund will maintain an enhanced exposure to corporate bonds and maintain its focus on yield as the primary driver of return.

Respectfully submitted,

Horace P. Whitworth, CFA	Lawrence E. Gibson, CFA
Co-Chief Executive Officer	Co-Chief Executive Officer

This represents the managers’ assessment of the Portfolios and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

THE ADVISORS’ INNER CIRCLE FUND	THE TS&W PORTFOLIOS

Definition of the Comparative Indices

Barclays U.S. Aggregate Bond Index is a fixed-income market value-weighted index that covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset backed securities. It includes fixed-rate issues of investment grade (BBB) or higher, with maturities of at least one year and outstanding par value of at least $250 million.

S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

THE ADVISORS’ INNER CIRCLE FUND	TS&W EQUITY PORTFOLIO

Growth of a $10,000 Investment

	AVERAGE ANNUAL TOTAL RETURN
	FOR PERIOD ENDED OCTOBER 31, 2011
	1 Year	5 Years	10 Years
TS&W Equity Portfolio	2.80%	(1.39)%	2.86%
S&P 500 Index	8.09%	0.25%	3.69%

The performance data quoted herein represents past performance and the return and value of an investment in the Portfolio will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Portfolio. The Portfolio’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a portfolio’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Portfolio will meet its stated objectives.

The Portfolio’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

See definition of comparative indices on page 4.

THE ADVISORS’ INNER CIRCLE FUND	TS&W FIXED INCOME PORTFOLIO

Growth of a $10,000 Investment

	AVERAGE ANNUAL TOTAL RETURN
	FOR PERIOD ENDED OCTOBER 31, 2011
	1 Year	5 Years	10 Years
TS&W Equity Portfolio	3.91%	5.99%	4.89%
Barclays U.S. Aggregate Bond Index	5.00%	6.41%	5.46%

The performance data quoted herein represents past performance and the return and value of an investment in the Portfolio will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Portfolio. The Portfolio’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a portfolio’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Portfolio will meet its stated objectives.

The Portfolio’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. If the Adviser had not limited certain expenses,

the Portfolio’s total return would have been lower.

See definition of comparative indices on page 4.

THE ADVISORS’ INNER CIRCLE FUND	TS&W EQUITY PORTFOLIO OCTOBER 31, 2011

SCHEDULE OF INVESTMENTS

COMMON STOCK — 99.6%

	Shares	Value
CONSUMER DISCRETIONARY — 13.1%
Bed Bath & Beyond*	10,400	$643,136
Darden Restaurants	10,000	478,800
Ford Motor*	44,000	513,920
Kohl’s	7,900	418,779
Liberty Media—Interactive, ClA*	41,500	681,845
Macy’s	19,700	601,441
News, ClA	44,500	779,640
Target	18,800	1,029,300
Walt Disney	15,000	523,200

		5,670,061

CONSUMER STAPLES — 6.3%
HJ Heinz	8,600	459,584
Nestle ADR	6,600	381,216
Philip Morris International	7,000	489,090
Reynolds American	14,100	545,388
Unilever	25,600	883,968

		2,759,246

ENERGY — 14.4%
BP ADR	17,950	793,031
Chevron	9,000	945,450
EOG Resources	8,275	740,033
Exxon Mobil	8,750	683,288
National Oilwell Varco	8,000	570,640
Noble	17,000	610,980
Occidental Petroleum	12,700	1,180,338
Patterson-UTI Energy	16,100	327,152
Sunoco	11,300	420,699

		6,271,611

FINANCIALS — 12.9%
Annaly Capital Management	23,700	399,345
CBRE Group, Cl A*	26,400	469,392
Chubb	8,900	596,745
Citigroup	16,550	522,814
Comerica	24,600	628,530
Hartford Financial Services Group	28,700	552,475
JPMorgan Chase	15,150	526,614
Prudential Financial	14,000	758,800

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	TS&W EQUITY PORTFOLIO OCTOBER 31, 2011

COMMON STOCK — continued

	Shares	Value
FINANCIALS — continued
SunTrust Banks	25,000	$493,250
WR Berkley	19,200	668,352

		5,616,317

HEALTH CARE — 12.1%
Abbott Laboratories	18,200	980,434
Baxter International	14,200	780,716
Hologic*	37,000	596,440
Johnson & Johnson	10,200	656,778
Merck	22,400	772,800
Pfizer	25,400	489,204
UnitedHealth Group	11,400	547,086
WellPoint	6,300	434,070

		5,257,528

INDUSTRIALS — 13.7%
Deere	8,000	607,200
Foster Wheeler*	27,300	582,036
General Electric	80,600	1,346,826
ITT	8,500	387,600
L-3 Communications Holdings	7,600	515,128
Norfolk Southern	11,800	873,082
Rockwell Collins	15,750	879,323
Siemens ADR	7,150	750,535

		5,941,730

INFORMATION TECHNOLOGY — 19.6%
Cisco Systems	77,050	1,427,737
Corning	44,200	631,618
EMC*	27,900	683,829
Hewlett-Packard	21,850	581,428
International Business Machines	5,200	960,076
Jabil Circuit	38,100	783,336
Microsoft	34,600	921,398
Oracle	26,350	863,490
SanDisk*	11,000	557,370
Symantec*	28,650	487,336
Xilinx	18,200	608,972

		8,506,590

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	TS&W EQUITY PORTFOLIO
OCTOBER 31, 2011

COMMON STOCK — continued

	Shares/Face
	Amount	Value
MATERIALS — 2.6%
Freeport-McMoRan Copper & Gold	12,850	$517,341
Monsanto	8,350	607,462

		1,124,803

TELECOMMUNICATION SERVICES — 2.9%
AT&T	28,450	833,870
Vodafone Group ADR	15,000	417,600

		1,251,470

UTILITIES — 2.0%
CenterPoint Energy	20,700	431,388
Dominion Resources	8,200	423,038

		854,426

TOTAL COMMON STOCK (Cost $ 41,000,776)		43,253,782

REPURCHASE AGREEMENT — 0.9%
Morgan Stanley 0.020%, dated 10/31/11, to be repurchased on 11/01/11, repurchase price $ 366,435 (collateralized by a U.S. Treasury Bill, par value $ 373, 848, 0.000%, 04/05/12, with a total market value of $ 373,764) (Cost $ 366,435)	$366,435	366,435

TOTAL INVESTMENTS — 100.5% (Cost $ 41,367,211)		$43,620,217

Percentages are based on Net Assets of $43,423,700.

*Non-income producing security.

ADR — American Depositary Receipt

Cl — Class

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	TS&W EQUITY PORTFOLIO
OCTOBER 31, 2011

The following is a summary of the inputs used as of October 31, 2011 in valuing the Portfolio’s investments carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$43,253,782	$—	$—	$43,253,782
Repurchase Agreement	—	366,435	—	366,435

Total Investments in Securities	$43,253,782	$366,435	$—	$43,620,217

For the year ended October 31, 2011, there have been no significant transfers between Level 1 and Level 2 assets and liabilities. For the year ended October 31, 2011, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

At October 31, 2011, sector diversification of the Portfolio was as follows (Unaudited):

	% of
Sector Diversification	Net Assets	Value
Common Stock
Information Technology	19.6%	$8,506,590
Energy	14.4	6,271,611
Industrials	13.7	5,941,730
Consumer Discretionary	13.1	5,670,061
Financials	12.9	5,616,317
Health Care	12.1	5,257,528
Consumer Staples	6.3	2,759,246
Telecommunication Services	2.9	1,251,470
Materials	2.6	1,124,803
Utilities	2.0	854,426

Total Common Stock	99.6	43,253,782
Repurchase Agreement	0.9	366,435

Total Investments	100.5	43,620,217
Total Other Assets and Liabilities	(0.5)	(196,517)

Net Assets	100.0%	$43,423,700

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	TS&W FIXED INCOME
PORTFOLIO
OCTOBER 31, 2011

SCHEDULE OF INVESTMENTS

CORPORATE OBLIGATIONS — 60.2%

	Face
	Amount	Value
CONSUMER DISCRETIONARY — 6.1%
AutoZone
4.000%, 11/15/20	$455,000	$462,769
Cooper Tire & Rubber
8.000%, 12/15/19	500,000	517,500
Foot Locker
8.500%, 01/15/22	500,000	517,500
Goodyear Tire & Rubber
8.250%, 08/15/20	500,000	535,000
Macy’s Retail Holdings
7.600%, 06/01/25	500,000	529,191
NetFlix
8.500%, 11/15/17	650,000	674,375
Regal Entertainment Group
9.125%, 08/15/18	500,000	535,000

		3,771,335

CONSUMER STAPLES — 3.0%
Corn Products International
4.625%, 11/01/20	550,000	578,939
Dean Foods
7.000%, 06/01/16	250,000	251,250
Hershey
5.450%, 09/01/16	860,000	1,001,902

		1,832,091

ENERGY — 2.8%
McMoRan Exploration
11.875%, 11/15/14	415,000	439,900
Stone Energy
8.625%, 02/01/17	575,000	580,750
Valero Energy
7.500%, 04/15/32	600,000	730,985

		1,751,635

FINANCIALS — 26.4%
Aflac
8.500%, 05/15/19	525,000	658,098
Aircastle
9.750%, 08/01/18	450,000	479,813

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	TS&W FIXED INCOME
PORTFOLIO
OCTOBER 31, 2011

CORPORATE OBLIGATIONS — continued

	Face
	Amount	Value
FINANCIALS — continued
American Express Credit MTN
7.300%, 08/20/13	$445,000	$487,143
Aspen Insurance Holdings
6.000%, 08/15/14	1,025,000	1,081,821
Capital One Capital V
10.250%, 08/15/39	500,000	517,500
CB Richard Ellis Services
11.625%, 06/15/17	300,000	347,250
Citigroup
1.136%, 02/15/13 (A)	885,000	869,898
Fairfax Financial Holdings
5.800%, 05/15/21 (C)	278,000	261,970
General Electric Capital
5.300%, 02/11/21	885,000	927,762
Genworth Financial
8.625%, 12/15/16	890,000	903,935
Goldman Sachs Capital II
5.793%, 12/29/49 (A)	500,000	342,500
Goldman Sachs Group
5.250%, 07/27/21	1,470,000	1,486,181
Health Care REIT
6.000%, 11/15/13 (B)	800,000	840,327
HUB International Holdings
10.250%, 06/15/15 (C)	500,000	483,750
Jefferies Group
6.250%, 01/15/36	1,000,000	860,163
Markel
7.125%, 09/30/19	915,000	1,048,711
Morgan Stanley
5.500%, 07/28/21	210,000	205,114
National Rural Utilities Cooperative Finance
10.375%, 11/01/18	500,000	716,439
Raymond James Financial
8.600%, 08/15/19	640,000	768,435
RenRe North America Holdings
5.750%, 03/15/20	850,000	865,459
Torchmark
9.250%, 06/15/19	710,000	884,573

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	TS&W FIXED INCOME
PORTFOLIO
OCTOBER 31, 2011

CORPORATE OBLIGATIONS — continued

	Face Amount	Value
FINANCIALS — continued
Wachovia Bank MTN
6.180%, 02/15/36	$406,000	$455,583
Willis North America
6.200%, 03/28/17	684,000	749,133

		16,241,558

HEALTH CARE — 3.9%
Amgen
4.100%, 06/15/21	640,000	688,716
CHS/Community Health Systems
8.875%, 07/15/15	500,000	511,875
Owens & Minor
6.350%, 04/15/16	735,000	792,025
Thermo Fisher Scientific
3.600%, 08/15/21	400,000	414,187

		2,406,803

INDUSTRIALS — 5.3%
Air Canada
9.250%, 08/01/15 (C)	500,000	478,750
Ingersoll-Rand Global Holding
9.500%, 04/15/14	630,000	740,589
Kratos Defense & Security Solutions
10.000%, 06/01/17	500,000	517,500
Libbey Glass
10.000%, 02/15/15	350,000	372,750
Oshkosh
8.250%, 03/01/17	700,000	719,250
Triumph Group
8.000%, 11/15/17	375,000	401,250

		3,230,089

INFORMATION TECHNOLOGY — 6.1%
Applied Materials
4.300%, 06/15/21	700,000	755,758
CA
6.125%, 12/01/14	1,000,000	1,109,323
Corning
7.250%, 08/15/36	350,000	427,798

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	TS&W FIXED INCOME
PORTFOLIO
OCTOBER 31, 2011

CORPORATE OBLIGATIONS — continued

	Face Amount	Value
INFORMATION TECHNOLOGY — continued
eBay
3.250%, 10/15/20	$625,000	$628,547
Kemet
10.500%, 05/01/18	350,000	371,000
Unisys
12.500%, 01/15/16	400,000	429,000

		3,721,426

MATERIALS — 0.9%
Allegheny Technologies
9.375%, 06/01/19	250,000	319,635
Sonoco Products
5.750%, 11/01/40	250,000	258,599

		578,234

TELECOMMUNICATION SERVICES — 4.6%
Ameritech Capital Funding
6.550%, 01/15/28	800,000	868,464
Cincinnati Bell
8.375%, 10/15/20	450,000	459,000
Frontier Communications
8.500%, 04/15/20	500,000	532,500
Time Warner
6.250%, 03/29/41	440,000	521,853
Verizon Virginia
7.625%, 12/01/12	400,000	426,483

		2,808,300

UTILITIES — 1.1%
NRG Energy
8.500%, 06/15/19	620,000	647,900

TOTAL CORPORATE OBLIGATIONS
(Cost $36,213,210)		36,989,371

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	TS&W FIXED INCOME
PORTFOLIO
OCTOBER 31, 2011

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS — 19.7%

	Face Amount	Value
Federal Home Loan Mortgage Corporation Gold
6.000%, 01/01/28	$207,395	$226,486
6.000%, 07/01/33	97,254	107,726
6.000%, 10/01/35	300,076	329,948
4.500%, 09/01/39	537,603	567,686
4.500%, 11/01/39	1,120,007	1,182,679
Federal National Mortgage Association
5.500%, 01/01/36	367,461	400,992
5.000%, 11/01/23	618,631	664,500
5.000%, 08/01/33	330,358	356,529
5.000%, 11/01/33	289,519	312,455
5.000%, 10/01/35	487,391	525,544
5.000%, 03/01/38	1,434,512	1,545,239
5.000%, 11/01/38	1,575,939	1,697,582
5.000%, 01/01/39	14,952	16,106
5.000%, 07/01/40	965,890	1,040,596
4.500%, 04/01/39	1,080,746	1,144,240
4.000%, 10/01/31	1,015,304	1,065,415
4.000%, 07/01/40	901,647	938,073

TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS (Cost $11,817,494)		12,121,796

U.S.TREASURY OBLIGATIONS — 7.1%
U.S. Treasury Bond 4.250%, 05/15/39	620,000	743,613
U.S. Treasury Notes 4.000%, 08/15/18	500,000	580,000
3.625%, 02/15/21	1,075,000	1,217,354
2.125%, 08/15/21	750,000	746,722
1.500%, 08/31/18	1,100,000	1,095,016

TOTAL U.S. TREASURY OBLIGATIONS (Cost $4,365,024)		4,382,705

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	TS&W FIXED INCOME
PORTFOLIO
OCTOBER 31, 2011

PREFERRED STOCK — 6.4%

	Shares/Face Amount	Value
FINANCIALS — 5.4%
Aegon, 7.250%,	25,000	$584,500
Allianz, 8.375%,	40,000	1,047,500
Ameriprise Financial, 7.750%,	17,400	486,504
Citigroup Capital XII, 8.500%, (A)	20,000	512,000
Federal Home Loan Mortgage, Ser Z, 8.375%,* (A)	35,000	74,900
PS Business Parks, Ser P, 6.700%,	5,000	124,500
Vornado Realty Trust, Ser H, 6.750%, (B)	20,000	494,800

		3,324,704

UTILITIES — 1.0%
Dominion Resources, Ser A, 8.375%,	20,000	579,400

TOTAL PREFERRED STOCK (Cost $ 4,575,890)		3,904,104

OTHER MORTGAGE-BACKED OBLIGATIONS — 2.3%

Banc of America Commercial Mortgage, Ser 2006-4, Cl A3A 5.600%, 07/10/46	$620,000	635,479
JP Morgan Chase Commercial Mortgage Securities, Ser 2011-C5, Cl A2 3.149%, 08/15/46	735,000	746,763

TOTAL OTHER MORTGAGE-BACKED OBLIGATIONS (Cost $ 1,362,435)		1,382,242

U.S. GOVERNMENT AGENCY OBLIGATION — 1.4%

Federal National Mortgage Association 1.000%, 09/14/15 (Cost $ 875,000)	875,000	872,486

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	TS&W FIXED INCOME
PORTFOLIO
OCTOBER 31, 2011

REPURCHASE AGREEMENT — 3.3%

	Face Amount	Value
Morgan Stanley
0.020%, dated 10/31/11, to be repurchased on 11/01/11, repurchase price $ 2,029,959 (collateralized by a U.S.
Treasury Bill, par value $ 2,071,026, 0.0 00%, 04/15/12, with a total market value $ 2,070,557)
(Cost $ 2,029,958)	$2,029,958	$2,029,958

TOTAL INVESTMENTS— 100.4%
(Cost $ 61,239,011)		$61,682,662

Percentages	are based on Net Assets of $61,427,927.
*	Non-income producing security.
(A)	Variable rate security — Rate disclosed is the rate in effect on October 31, 2011.
(B)	Real Estate Investment Trust
(C)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. The total value of these securities was $1,224,470 and represented 2.0 % of Net Assets.

Cl	— Class
MTN	— Medium Term Note
REIT	— Real Estate Investment Trust
Ser	— Series

The following is a summary of the inputs used as of October 31, 2011 in valuing the Portfolio’s investments carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Corporate Obligations	$—	$36,989,371	$—	$36,989,371
U.S. Government Agency Mortgage-Backed Obligations	—	12,121,796	—	12,121,796
U.S. Treasury Obligations	—	4,382,705	—	4,382,705
Preferred Stock	3,904,104	—	—	3,904,104
Other Mortgage-Backed
Obligations	—	1,382,242	—	1,382,242
U.S. Government Agency
Obligation	—	872,486	—	872,486
Repurchase Agreement	—	2,029,958	—	2,029,958

Total Investments in Securities	$3,904,104	$57,778,558	$—	$61,682,662

For the year ended October 31, 2011, there have been no significant transfers between Level 1 and Level 2 assets and liabilities. For the year ended October 31, 2011, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	TS&W FIXED INCOME
PORTFOLIO
OCTOBER 31, 2011

At October 31, 2011, sector diversification of the Portfolio was as follows (Unaudited):

Sector Diversification	% of Net Assets	Value

Corporate Obligations
Financials	26.4%	$16,241,558
Information Technology	6.1	3,721,426
Consumer Discretionary	6.1	3,771,335
Industrials	5.3	3,230,089
Telecommunication Services	4.6	2,808,300
Health Care	3.9	2,406,803
Consumer Staples	3.0	1,832,091
Energy	2.8	1,751,635
Utilities	1.1	647,900
Materials	0.9	578,234

Total Corporate Obligations	60.2	36,989,371
U.S. Government Agency Mortgage-Backed Obligations	19.7	12,121,796

U.S. Treasury Obligations	7.1	4,382,705

Preferred Stock	6.4	3,904,104

Other Mortgage-Backed Obligations	2.3	1,382,242

U.S. Government Agency Obligation	1.4	872,486

Repurchase Agreement	3.3	2,029,958

Total Investments	100.4	61,682,662

Total Other Assets and Liabilities	(0.4)	(254,735)

Net Assets	100.0%	$61,427,927

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	TS&W PORTFOLIOS FOR
THE YEAR ENDED OCTOBER 31, 2011

STATEMENTS OF ASSETS AND LIABILITIES

		Fixed
	Equity	Income
	Portfolio	Portfolio
Assets:
Investments at Value (Cost $ 41,367,211 and $61,239,011, respectively)	$43,620,217	$61,682,662
Receivable for Investment Securities Sold	417,920	464,781
Dividends and Interest Receivable	33,343	773,652
Receivable for Capital Shares Sold	15,020	11,146
Receivable due from Investment Advisor	—	12,507
Prepaid Expenses	9,977	11,227

Total Assets	44,096,477	62,955,975

Liabilities:
Payable for Investment Securities Purchased	449,136	1,315,591
Payable for Capital Shares Redeemed	154,876	114,380
Payable due to Investment Adviser	26,367	22,936
Payable due to Administrator	8,667	12,566
Payable for Trustees’ Fees	1,846	2,783
Chief Compliance Officer Fees Payable	1,587	2,392
Payable for Income Distributions	—	18,765
Other Accrued Expenses	30,298	38,635

Total Liabilities	672,777	1,528,048

Net Assets	$43,423,700	$61,427,927

NET ASSETS:
Paid-in-Capital	$46,126,968	$59,888,050
Undistributed (Distribution in Excess of) Net Investment Income	(3)	65,284
Accumulated Net Realized Gain (Loss)on Investments	(4,956,271)	1,030,942
Net Unrealized Appreciation on Investments	2,253,006	443,651

Net Assets	$43,423,700	$61,427,927

Institutional Shares:
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	4,256,673	5,931,145

Net Asset Value, per Share	$10.20	$10.36

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	TS&W PORTFOLIOS FOR
THE YEAR ENDED OCTOBER 31, 2011

STATEMENTS OF OPERATIONS

		Fixed
	Equity	Income
	Portfolio	Portfolio
Investment Income:
Dividends	$996,545	$338,640
Interest	92	2,624,496
Less: Foreign Taxes Withheld	(21,568)	—

Total Income	975,069	2,963,136

Expenses:
Investment Advisory Fees	349,349	265,861
Administration Fees	102,835	131,125
Trustees’ Fees	7,360	9,552
Chief Compliance Officer Fees	4,256	5,616
Transfer Agent Fees	47,602	52,465
Shareholder Servicing Fees	24,277	26,535
Audit Fees	20,005	20,144
Legal Fees	20,002	24,271
Filing and Registration Fees	17,850	18,905
Printing Fees	13,348	17,315
Custodian Fees	5,198	5,042
Other Expenses	12,258	30,462

Total Expenses	624,340	607,293

Less:
Waiver of Investment Advisory Fees	—	(164,150)
Fees Paid Indirectly — Note 4	(50)	(36)

Net Expenses	624,290	443,107

Net Investment Income	350,779	2,520,029

Net Realized Gain on Investments	1,916,567	1,134,716
Net Change in Unrealized Appreciation (Depreciation)on Investments	(932,832)	(1,380,533)

Net Realized and Unrealized Gain (Loss)on Investments	983,735	(245,817)

Net Increase in Net Assets Resulting from Operations	$1,334,514	$2,274,212

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	TS&W EQUITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31, 2011	Year Ended October 31, 2010
Operations:
Net Investment Income	$350,779	$257,399
Net Realized Gain on Investments	1,916,567	1,072,760
Net Change in Unrealized Appreciation (Depreciation) on Investments	(932,832)	3,852,610

Net Increase in Net Assets Resulting from Operations	1,334,514	5,182,769

Dividends:
Net Investment Income	(408,414)	(275,050)

Total Dividends	(408,414)	(275,050)

Capital Share Transactions:
Issued	3,277,252	3,538,459
Reinvestment of Distributions	398,273	267,942
Redeemed	(6,835,497)	(6,283,344)

Net Decrease in Net Assets from Capital Share Transactions	(3,159,972)	(2,476,943)

Total Increase (Decrease) in Net Assets	(2,233,872)	2,430,776

Net Assets:
Beginning of Year	45,657,572	43,226,796

End of Year (including undistributed (distributions in excess of) net investment income of $(3) and $18,798, respectively)	$43,423,700	$45,657,572

Share Transactions:
Issued	312,198	372,619
Reinvestment of Distributions	37,645	27,778
Redeemed	(653,277)	(657,759)

Net Decrease in Shares Outstanding from Share Transactions	(303,434)	(257,362)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	TS&W FIXED INCOME PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31, 2011	Year Ended October 31, 2010
Operations:
Net Investment Income	$2,520,029	$2,608,178
Net Realized Gain on Investments	1,134,716	1,603,191
Net Change in Unrealized Appreciation (Depreciation) on Investments	(1,380,533)	1,741,023

Net Increase in Net Assets Resulting from Operations	2,274,212	5,952,392

Dividends and Distributions:
Net Investment Income	(2,638,292)	(2,630,894)
Net Realized Gain	(994,071)	—

Total Dividends and Distributions	(3,632,363)	(2,630,894)

Capital Share Transactions:
Issued	7,232,157	8,975,642
Reinvestment of Distributions	3,360,680	2,442,289
Redeemed	(8,592,908)	(6,297,103)

Net Increase in Net Assets from Capital Share Transactions	1,999,929	5,120,828

Total Increase in Net Assets	641,778	8,442,326

Net Assets:
Beginning of Year	60,786,149	52,343,823

End of Year (including undistributed net investment income of $65,284 and $79,937, respectively)	$61,427,927	$60,786,149

Share Transactions:
Issued	700,352	876,891
Reinvestment of Distributions	327,275	237,319
Redeemed	(828,123)	(614,416)

Net Increase in Shares Outstanding from Share Transactions	199,504	499,794

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	TS&W EQUITY PORTFOLIO

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout Each Year

	Years Ended October 31,

	2011	2010	2009	2008	2007

Net Asset Value,
Beginning of Year	$10.01	$8.97	$8.58	$14.24	$14.19

Income from Operations:
Net Investment Income(1)	0.08	0.05	0.09	0.12	0.10
Net Realized and Unrealized Gain (Loss)	0.20	1.05	0.38	(4.59)	1.96

Total from Operations	0.28	1.10	0.47	(4.47)	2.06

Redemption Fees	—	—	—	—	— †

Dividends and Distributions:
Net Investment Income	(0.09)	(0.06)	(0.08)	(0.12)	(0.13)
Net Realized Gain	—	—	—	(1.07)	(1.88)
Return of Capital	—	—	—	— †	—

Total Dividends and Distributions	(0.09)	(0.06)	(0.08)	(1.19)	(2.01)

Net Asset Value, End of Year	$10.20	$10.01	$8.97	$8.58	$14.24

Total Return††	2.80%	12.28%	5.64%	(34.02)%	15.91%

Ratios and Supplemental Data:
Net Assets, End of Year (Thousands)	$43,424	$45,658	$43,227	$39,198	$55,678
Ratio of Expenses to
Average Net Assets (2)	1.34%	1.30%	1.40%	1.22%	1.24%
Ratio of Net Investment Income to
Average Net Assets	0.75%	0.57%	1.08%	1.00%	0.76%
Portfolio Turnover Rate	30%	34%	41%	46%	52%

†	Amount was less than $0.01 per share.
††	Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.
(1)	Per share calculations were performed using average shares for the year.
(2)

The Ratio of Expenses to Average Net Assets excludes the effect of fees paid indirectly. If these expense offsets were included, the ratio would have been 1.34%, 1.30%, 1.40%, 1.22% and 1.23% for the fiscal years ended 2011, 2010, 2009, 2008 and 2007, respectively.

Amounts designated as “—” are either $0 or round to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	TS&W FIXED INCOME PORTFOLIO

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout Each Year

	Years Ended October 31,

	2011	2010	2009	2008	2007

Net Asset Value,
Beginning of Year	$10.61	$10.00	$8.60	$9.98	$10.01

Income from Operations:
Net Investment Income(1)	0.44	0.48	0.47	0.48	0.48
Net Realized and Unrealized Gain (Loss)	(0.05)	0.61	1.40	(1.37)	(0.04)

Total from Operations	0.39	1.09	1.87	(0.89)	0.44

Dividends and Distributions:
Net Investment Income	(0.46)	(0.48)	(0.47)	(0.49)	(0.47)
Net Realized Gain	(0.18)	—	—	—	—

Total Dividends and Distributions	(0.64)	(0.48)	(0.47)	(0.49)	(0.47)

Net Asset Value, End of Year	$10.36	$10.61	$10.00	$8.60	$9.98

Total Return†	3.91%	11.16%	22.23%	(9.35)%	4.50%

Ratios and Supplemental Data:
Net Assets, End of Year (Thousands)	$61,428	$60,786	$52,344	$44,055	$48,420
Ratio of Expenses to Average Net Assets (2)	0.75%	0.75%	0.75%	0.75%	0.75%
Ratio of Expenses to Average Net Assets (Excluding Waivers)	1.03%	1.00%	1.09%	0.95%	1.00%
Ratio of Net Investment Income to Average Net Assets	4.27%	4.63%	5.01%	4.87%	4.81%
Portfolio Turnover Rate	93%	89%	147%	103%	68%

†

Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Total return would have been lower had the Adviser not waived a portion of its fees during the period.

(1)	Per share calculations were performed using average shares for the year.
(2)	The Ratio of Expenses to Average Net Assets excludes the effect of fees paid indirectly. If these expense offsets were included, the ratio would have been the same as the ratio reported.

Amounts designated as “—” are either $0 or round to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	THE TS&W PORTFOLIOS OCTOBER 31, 2011

NOTES TO FINANCIAL STATEMENTS

1.	Organization:

The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 38 portfolios. The financial statements herein are those of the TS&W Equity Portfolio, a diversified portfolio and the TS&W Fixed Income Portfolio, a diversified portfolio (the “Portfolios”). The TS&W Equity Portfolio seeks maximum long-term total return consistent with reasonable risk to principal, by investing in a diversified portfolio of common stocks of relatively large companies. The TS&W Fixed Income Portfolio seeks maximum long-term total return consistent with reasonable risk to principal, by investing primarily in investment grade debt securities of varying maturities. The Portfolios may change their investment objective without shareholder approval. The financial statements of the remaining portfolios in the Trust are presented separately. The assets of each portfolio are segregated, and a shareholder’s interest is limited to the portfolio in which shares are held.

2.	Significant Accounting Policies:

The following is a summary of the Significant Accounting Policies followed by the Portfolios.

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the fair value of assets, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Values of debt securities are generally reported at the last sales price if the security is actively traded. If a debt security

THE ADVISORS’ INNER CIRCLE FUND	THE TS&W PORTFOLIOS OCTOBER 31, 2011

is not actively traded it is valued at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Portfolios’ Board of Trustees (the “Board”). The Portfolios’ Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Portfolios disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Portfolios have the ability to access at the measurement date;

Level 2 – Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets,

THE ADVISORS’ INNER CIRCLE FUND	THE TS&W PORTFOLIOS
OCTOBER 31, 2011

adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board, etc.); and

Level 3 – Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the year ended October 31, 2011, there have been no significant changes to the Trust’s fair valuation methodology.

Federal Income Taxes — It is the Portfolios’ intention to continue to qualify as regulated investment companies for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for Federal income taxes have been made in the financial statements.

The Portfolios evaluate tax positions taken or expected to be taken in the course of preparing the Portfolios’ tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Portfolios did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 open tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended October 31, 2011, the Portfolios did not have a liability for any unrecognized tax benefits. The Portfolios recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year the Portfolios did not incur any significant interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date, the date the trade was executed. Costs used in determining realized gains and losses on the sale of investment securities are based

THE ADVISORS’ INNER CIRCLE FUND	THE TS&W PORTFOLIOS OCTOBER 31, 2011

on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date. Discounts and premiums on securities purchased are accreted and amortized using the scientific interest method, which approximates the effective interest method.

Repurchase Agreements — In connection with transactions involving repurchase agreements, a third party custodian bank takes possession of the underlying securities (“collateral”), the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. Such collateral will be cash, debt securities issued or guaranteed by the U.S. Government, securities that at the time the repurchase agreement is entered into are rated in the highest category by a nationally recognized statistical rating organization (“NRSRO”) or unrated category by an NRSRO, as determined by the Adviser. In the event of default on the obligation to repurchase, the Portfolios have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Expenses — Most expenses of the Trust can be directly attributed to a particular portfolio. Expenses that cannot be directly attributed to a particular portfolio are apportioned among the portfolios of the Trust based on the number of portfolios and/or relative net assets.

Dividends and Distributions to Shareholders — The TS&W Equity Portfolio distributes substantially all of its net investment income, if any, quarterly. The TS&W Fixed Income Portfolio declares all of its net investment income, if any, daily and distributes it monthly. Any net realized capital gains are distributed at least annually. All distributions are recorded on ex-dividend date.

Investments in REITs — With respect to the Portfolios, dividend income is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications including some management estimates when actual amounts are not available. Distributions received in excess of any estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

THE ADVISORS’ INNER CIRCLE FUND	THE TS&W PORTFOLIOS OCTOBER 31, 2011

3.	Transactions with Affiliates:

Certain officers of the Trust are also officers of SEI Investments Global Funds Services (the “Administrator”) and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (‘CCO”) as described below, for serving as officers of the Trust.

A portion of the services provided by the CCO and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

4.	Administration, Shareholder Servicing, Distribution, Transfer Agent and Custodian Agreements:

The Portfolios and the Administrator, a wholly-owned subsidiary of SEI Investments Company, are parties to an Administration Agreement under which the Administrator provides administrative services for an annual fee equal to the higher of $125,000 for one portfolio, $250,000 for two portfolios, $350,000 for three portfolios, plus $75,000 per additional portfolio, plus $20,000 per additional class or 0.12% of the first $250 million, 0.10% of the next $250 million, 0.08% of the next $250 million and 0.04% of any amount above $750 million of the Portfolios’ average daily net assets.

The Trust and the Distributor are parties to a Distribution Agreement. The Distributor receives no fees under the agreement.

Certain brokers, dealers, banks, trust companies and other financial representatives received compensation from the Portfolios for providing a variety of services, including record keeping and transaction processing. Such fees were based on the assets of the Portfolios that were serviced by the financial representative. Such fees are paid by the Portfolios to the extent that the number of accounts serviced by the financial representative multiplied by the account fee charged by the Portfolios’ transfer agent would not exceed the amount that would have been charged had the accounts serviced by the financial representative been serviced directly through the transfer agent. All fees in excess of this calculated amount are paid by Thompson, Siegel & Walmsley LLC (the “Adviser”). These fees are disclosed on the Statement of Operations as Shareholder Servicing Fees.

DST Systems, Inc. (the “Transfer Agent”) serves as the transfer agent and dividend disbursing agent for the Portfolios under a transfer agency agreement.

THE ADVISORS’ INNER CIRCLE FUND	THE TS&W PORTFOLIOS
OCTOBER 31, 2011

The Portfolios earned cash management credits which are used to offset transfer agent expenses. These amounts are labeled as “Fees Paid Indirectly” on the Statement of Operations.

Union Bank, N.A. acts as Custodian (the “Custodian”) for the Portfolios. The Custodian plays no role in determining the investment policies of the Portfolios or which securities are to be purchased or sold by the Portfolios.

5.	Investment Advisory Agreement:

Under the terms of an investment advisory agreement, the Adviser, an affiliate of Old Mutual (U.S.) Holdings Inc., provides investment advisory services to the Portfolios at a fee calculated at an annual rate of the average daily net assets for each portfolio, as follows:

TS&W Portfolios	Rate
Equity	0.75%
Fixed Income	0.45%

For each Portfolio, the Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the Portfolios’ total annual operating expenses from exceeding 1.50% and 0.75%, of the average daily net assets of TS&W Equity Portfolio and TS&W Fixed Income Portfolio, respectively. The Advisor does not have the ability to recapture previously waived fees or reimbursed expenses.

6.	Investment Transactions:

For the year ended October 31, 2011, the purchases and sales and maturities of investment securities other than long-term U.S. Government and short-term securities were:

TS&W Portfolios	Purchases	Sales and Maturities
Equity	$13,810,562	$16,945,815
Fixed Income	31,250,599	26,295,729

Purchases and sales and maturities of long-term U.S. Government securities were $23,185,705 and $23,436,285, respectively for the TS&W Fixed Income Portfolio. There were no purchases or sales and maturities of long-term U.S. Government securities for the TS&W Equity Portfolio.

THE ADVISORS’ INNER CIRCLE FUND	THE TS&W PORTFOLIOS
OCTOBER 31, 2011

7.	Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

As a result, net investment income (loss) and net realized gain or (loss) on investment transactions for a reporting period may differ significantly from distributions during the year. The book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital as appropriate, in the period that the difference arises.

Accordingly, the following permanent differences, primarily attributable to real estate investment trust adjustments, paydown adjustments and foreign currency gain (loss) have been reclassified to (from) the following accounts:

	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain/(Loss)	Paid-in Capital
Equity Portfolio	$38,834	$(14,473)	$(24,361)
Fixed Income Portfolio	103,610	(103,610)	—

These reclassifications have no impact on net assets or net asset value per share.

The tax character of dividends and distributions declared during the last two fiscal years were as follows:

TS&W Portfolios	Ordinary Income	Long-Term Capital Gain	Total
Equity
2011	$408,414	$—	$408,414
2010	275,050	—	275,050
Fixed Income
2011	$3,503,686	$128,677	$3,632,363
2010	2,630,894	—	2,630,894

THE ADVISORS’ INNER CIRCLE FUND	THE TS&W PORTFOLIOS
OCTOBER 31, 2011

As of October 31, 2011, the components of Distributable Earnings/(Accumulated Losses) on a tax basis were as follows:

	TS&W Portfolios
	Equity	Fixed Income
Undistributed Ordinary Income	$—	$701,615
Undistributed Long-Term Capital Gain	—	628,416
Capital Loss Carryforwards	(4,939,360)	—
Unrealized Appreciation	2,236,099	439,493
Other Temporary Differences	(7)	(229,647)

Total Distributable Earnings/ (Accumulated Losses)	$(2,703,268)	$1,539,877

For Federal income tax purposes, capital carryforwards represent realized losses of the Portfolios that may be carried forward for a maximum of eight years and applied against future capital gains as follows:

TS&W Portfolios	Expires 2017	Total Capital Loss Carryforward 10/31/11
Equity	$4,939,360	$4,939,360

During the year ended October 31, 2011, the TS&W Equity Portfolio utilized $1,902,094 of capital loss carryforwards to offset capital gains.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation for the investments held (excluding accumulated foreign capital gains tax on appreciated securities and foreign currency) by the Portfolios at October 31, 2011, were as follows:

TS&W Portfolios	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Equity	$41,384,118	$6,289,955	$(4,053,856)	$2,236,099
Fixed Income	61,243,169	1,805,564	(1,366,071)	439,493

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering

THE ADVISORS’ INNER CIRCLE FUND	THE TS&W PORTFOLIOS
OCTOBER 31, 2011

rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

8.	Concentration of Risk:

The market values of the TS&W Fixed Income Portfolio investments will change in response to interest rate changes and other factors. Rising interest rates tend to cause the prices of debt securities (especially those with longer maturities) and the Portfolio’s share price to fall. Rising interest rates may also cause investors to pay off mortgage-backed and asset-backed securities later than anticipated, forcing the Portfolio to keep its money invested at lower rates. Falling interest rates, however, generally cause investors to pay off mortgage-backed and asset-backed securities earlier than expected, forcing the Portfolio to reinvest the money at a lower interest rate.

The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults or becomes unable to honor its financial obligations, the security may lose some or all of its value. The issuer of an investment-grade security is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal.

9.	Other:

At October 31, 2011, the percentage of total shares outstanding held by a limited number of shareholders for each Portfolio, which comprised of omnibus accounts that were held on behalf of several individual shareholders was as follows:

	No. of	%
TS&W Portfolios	Shareholders	Ownership
Equity	1	65%
Fixed Income	1	68%

In the normal course of business, the Portfolios enter into contracts that provide general indemnifications. The Portfolios’ maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

THE ADVISORS’ INNER CIRCLE FUND	THE TS&W PORTFOLIOS
OCTOBER 31, 2011

10.	Recent Accounting Pronouncement:

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”)”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity, and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

11.	Subsequent Events:

The Portfolios have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures or adjustments were required to the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	THE TS&W PORTFOLIOS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of

The Advisors’ Inner Circle Fund and Shareholders of

TS&W Equity Portfolio and

TS&W Fixed Income Portfolio

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of TS&W Equity Portfolio and TS&W Fixed Income Portfolio (two of the portfolios constituting The Advisors’ Inner Circle Fund, hereafter referred to as the “Funds”) at October 31, 2011, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 23, 2011

THE ADVISORS’ INNER CIRCLE FUND	THE TS&W PORTFOLIOS

DISCLOSURE OF PORTFOLIO EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the next page illustrates your Portfolio’s costs in two ways:

Actual Portfolio Return. This section helps you to estimate the actual expenses after fee waivers that your Portfolio incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Portfolio, and the “Ending Account Value” number is derived from deducting that expense cost from the Portfolio’s gross investment return.

You can use this information, together with the actual amount you invested in the Portfolio, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = $8.6), then multiply that ratio by the number shown for your Portfolio under “Expenses Paid During Period.”

Hypothetical 5% Return. This section helps you compare your Portfolio’s costs with those of other mutual funds. It assumes that the Portfolio had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Portfolio’s comparative cost by comparing the hypothetical result for your Portfolio in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT your Portfolio’s actual return — the account values shown may not apply to your specific investment.

THE ADVISORS’ INNER CIRCLE FUND	THE TS&W PORTFOLIOS

DISCLOSURE OF PORTFOLIO EXPENSES (concluded) (Unaudited)

	Beginning Account Value 5/1/11	Ending Account Value 10/31/11	Annualized Expense Ratios	Expenses Paid During Period*

TS&W Equity Portfolio

Actual Fund Return
Institutional Shares	$1,000.00	$892.70	1.41%	$6.73

Hypothetical 5% Return
Institutional Shares	1,000.00	1,018.10	1.41	7.17
TS&W Fixed Income Portfolio

Actual Fund Return
Institutional Shares	$1,000.00	$1,026.70	0.75%	$3.83

Hypothetical 5% Return
Institutional Shares	1,000.00	1,021.42	0.75	3.82

*	Expenses are equal to the Portfolio’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

THE ADVISORS’ INNER CIRCLE FUND	THE TS&W PORTFOLIOS

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Set forth below are the names, age, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Board Members.” Messrs. Nesher and Doran are Trustees who may be deemed to be “interested” persons of the Trust as that term is

Position(s) Held
with the Trust
Name, Address,	and Length of	Principal Occupation(s)
Age[1]	Time Served[2]	During the Past 5 Years

INTERESTED
BOARD MEMBERS[3,4]

ROBERT NESHER 65 yrs. old	Chairman of the Board of Trustees (Since 1991)

SEI employee 1974 to present; cur- rently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. President and Director of SEI Opportunity Fund, L.P. and SEI Structured Credit Fund, LP. President and Chief Executive Officer of SEI Alpha Strategy Portfolios, LP, June 2007 to present.

WILLIAM M. DORAN 1701 Market Street Philadelphia, PA 19103 71 yrs. old	Trustee (Since 1991)	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor.

INDEPENDENT
BOARD MEMBERS[4]

CHARLES E. CARLBOM 77 yrs. old	Trustee (Since 2005)	Self-Employed Business Consultant, Business Projects Inc. since 1997.

JOHN K. DARR 67 yrs. old	Trustee (Since 2008)	Retired. CEO, Office of Finance, Federal Home Loan Bank, from 1992 to 2007.

1	Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
2

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

3	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

4	Board Members oversee 38 funds in The Advisors’ Inner Circle Fund.

THE ADVISORS’ INNER CIRCLE FUND	THE TS&W PORTFOLIOS

defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-866-487-9386. The following chart lists Trustees and Officers as of November 16, 2011.

Other Directorships

Held by Board Member5

Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust and SEI Tax Exempt Trust. Director of SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments—Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC, SEI Global Nominee Ltd. and SEI Alpha Strategy Portfolios, LP.

Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust and SEI Tax Exempt Trust. Director of SEI Alpha Strategy Portfolios, LP since June 2007. Director of SEI Investments (Europe), Limited, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited and SEI Asset Korea Co., Ltd. Director of the Distributor since 2003.

Trustee of The Advisors’ Inner Circle Fund II and Bishop Street Funds; Director of Oregon Transfer Co.

Trustee of The Advisors’ Inner Circle Fund II and Bishop Street Funds. Director, Federal Home Loan Bank of Pittsburgh. Director, Manna, Inc. (non-profit developer of affordable housing for ownership). Director, MortgageIT Holdings, Inc. (December 2005 – January 2007).

5

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

THE ADVISORS’ INNER CIRCLE FUND	THE TS&W PORTFOLIOS

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Position(s) Held
with the Trust
Name, Address,	and Length of	Principal Occupation(s)
Age[1]	Time Served[2]	During the Past 5 Years
INDEPENDENT
BOARD MEMBERS[3] (continued)

JOSEPH T. GRAUSE, JR. 59 yrs. old	Trustee (Since 2011)

Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., February 2010 to May 2011; Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., May 2007 to February 2010; Country Manager – Morningstar UK Limited, Morningstar, Inc., June 2005 to May 2007.

MITCHELL A. JOHNSON 68 yrs. old	Trustee (Since 2005)	Private investor and self-employed consultant (strategic investments).

BETTY L. KRIKORIAN 68 yrs. old	Trustee (Since 2005)	Vice President, Compliance, AARP Financial Inc. since 2008. Self- Employed Legal and Financial Services Consultant since 2003. Counsel (in-house) for State Street Bank from 1995 to 2003.

BRUCE R. SPECA 55 yrs. old	Trustee (Since 2011)

Global Head of Asset Allocation, Manulife Asset Management (sub- sidiary of Manulife Financial), June 2010 to May 2011; Executive Vice President – Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), June 2003 to June 2010.

JAMES M. STOREY 80 yrs. old	Trustee (Since 1994)	Attorney, Solo Practitioner since 1994.

1	Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
2

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

3	Board Members oversee 38 funds in The Advisors’ Inner Circle Fund.

THE ADVISORS’ INNER CIRCLE FUND	THE TS&W PORTFOLIOS

Other Directorships

Held by Board Member4

Trustee of The Advisors’ Inner Circle Fund II and Bishop Street Funds.

Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust and SEI Alpha Strategy Portfolios, LP. Director, Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997. Trustee, Citizens Funds (1998 – 2006). Director, The FBR Rushmore Funds (2002 – 2005). Trustee, Diversified Investors Portfolios (2006 – 2008).

Trustee of The Advisors’ Inner Circle Fund II and Bishop Street Funds.

Trustee of The Advisors’ Inner Circle Fund II and Bishop Street Funds.

Trustee/Director of The Advisors’ Inner Circle Fund II, Bishop Street Funds, U.S. Charitable Gift Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust and SEI Alpha Strategy Portfolios, LP.

4

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

THE ADVISORS’ INNER CIRCLE FUND	THE TS&W PORTFOLIOS

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years

INDEPENDENT
BOARD MEMBERS[3] (continued)

GEORGE J. SULLIVAN, JR. 69 yrs. old	Trustee Lead Independent Trustee (Since 1999)	Self-employed Consultant, Newfound Consultants Inc. since April 1997.

OFFICERS

MICHAEL BEATTIE 46 yrs. old	President (Since 2011)	Director of Client Service at SEI from 2004 to 2011. Vice President at SEI from 2009 to November 2011.

MICHAEL LAWSON 51 yrs. old	Treasurer, Controller and Chief Financial Officer (Since 2005)	Director, SEI Investments, Fund Accounting since July 2005. Manager, SEI Investments, Fund Accounting at SEI Investments AVP from April 1995 to February 1998 and November 1998 to July 2005.

RUSSELL EMERY 49 yrs. old	Chief Compliance Officer (Since 2006)

Chief Compliance Officer of SEI Structured Credit Fund, LP and SEI Alpha Strategy Portfolios, LP since June 2007. Chief Compliance Officer of SEI Opportunity Fund, L.P., SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust since March 2006. Director of Investment Product Management and Development, SEI Investments, since February 2003; Senior Investment Analyst – Equity Team, SEI Investments, from March 2000 to February 2003.

1	Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

2

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

3	Board Members oversee 38 funds in The Advisors’ Inner Circle Fund.

THE ADVISORS’ INNER CIRCLE FUND	THE TS&W PORTFOLIOS

Other Directorships

Held by Board Member/Trustee4

Trustee/Director of State Street Navigator Securities Lending Trust, The Advisors’ Inner Circle Fund, Bishop Street Funds, SEI Opportunity Fund, L.P., SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust and SEI Alpha Strategy Portfolios, LP; member of the independent review committee for SEI’s Canadian-registered mutual funds.

None.

None.

None.

4

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

THE ADVISORS’ INNER CIRCLE FUND	THE TS&W PORTFOLIOS

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years

OFFICERS (continued)

DIANNE M. SULZBACH 34 yrs. old	Vice President and Secretary (Since 2011)	Counsel at SEI Investments since 2010. Associate at Morrison & Foerster LLP from 2003 to 2006. Associate at Stradley Ronon Stevens & Young LLP from 2002 to 2003.

TIMOTHY D. BARTO 43 yrs. old	Vice President and Assistant Secretary (Since 1999)

General Counsel and Secretary of SIMC and the Administrator since 2004. Vice President of SIMC and the Administrator since 1999. Vice President and Assistant Secretary of SEI Investments since 2001. Assistant Secretary of SIMC, the Administrator and the Distributor, and Vice President of the Distributor from 1999 to 2003.

JAMES NDIAYE 43 yrs. old	Vice President and Assistant Secretary (Since 2004)	Vice President and Assistant Secretary of SIMC since 2005. Vice President at Deutsche Asset Management from 2003 to 2004. Associate at Morgan, Lewis & Bockius LLP from 2000 to 2003.

KERI ROHN 31 yrs. old	Privacy Officer (Since 2009) AML Officer (Since 2011)	Compliance Officer at SEI Investments since 2003.

1	Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
2

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

THE ADVISORS’ INNER CIRCLE FUND	THE TS&W PORTFOLIOS

Other Directorships

Held by Trustee

None.

None.

None.

None.

THE ADVISORS’ INNER CIRCLE FUND	THE TS&W PORTFOLIOS

NOTICE TO SHAREHOLDERS (Unaudited)

Federal Income Tax Information

At October 31, 2011, the TS&W Equity Portfolio and the TS&W Fixed Income Portfolio hereby designate $408,414 and $3,504,031, respectively, as ordinary income dividends. The TS&W Equity Portfolio and TS&W Fixed Income Portfolio designates $408,414 and $169,634, respectively, as corporate dividends received deduction. In addition the TS&W Fixed Income Portfolio designated $128,677 as long-term capital gain distributions for the purpose of the dividend paid deduction on its Federal income tax return.

For the year ended October 31, 2011, the percentage of income earned from direct Treasury obligations for TS&W Fixed Income Portfolio was 2.07%.

As created by the Jobs and Growth Tax Relief Reconciliation Act of 2003, the amount of dividend income that qualifies as “Qualifying Dividend Income” is $408,414 and $199,816 for the TS&W Equity Portfolio and TS&W Fixed Income Portfolio, respec-tively. It is the intention for each of the Portfolios to designate the maximum amount permitted by law.

As created by the American Jobs Creation Act of 2004, “Qualified Interest Income” represents the amount of qualifying interest that is exempt from U.S. Withholding when paid to foreign investors. TS&W Equity Portfolio and TS&W Fixed Income Portfolio, hereby designate $49 and $2,709,002, respectively, as qualified interest income.

As created by the American Jobs Creation Act of 2004, “Short-Term Capital Gain Dividends” represents the amount of short-term capital gain distributions that is exempt from U.S withholding tax when paid to foreign investors. The TS&W Fixed Income Portfolio hereby designates $865,394, as short-term capital gain dividends.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2011. Complete information will be computed and reported in conjunction with your Form 1099-DIV.

TS&W Portfolios

P.O. Box 219009

Kansas City, MO 64121

1-866-4TSW-FUN

Adviser:

Thompson, Siegel & Walmsley LLC

6806 Paragon Place, Suite 300

Richmond, VA 23230

Distributor:

SEI Investments Distribution Co.

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1111 Pennsylvania Ave., N.W.

Washington, DC 20004

This information must be preceded or accompanied by a current prospectus for the Portfolios described.

Item 2.    Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function.

Item 3.    Audit Committee Financial Expert.

(a)(1)    The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2)    The audit committee financial experts are John Darr and George Sullivan, and they are independent as defined in Form N-CSR Item 3(a)(2).

Item 4.    Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) related to the Trust

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years was as follows:

		2011			2010
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees	$209,462	$0	$0	$211,890	$0	$0
(b)	Audit- Related Fees	$11,286	$0	$0	$4,000	$0	$0
(c)	Tax Fees	$56,000	$0	$0	$55,000	$0	$0
(d)	All Other Fees	$0	$0	$0	$0	$0	$0

Fees billed by Ernst & Young LLP (“E&Y”) related to the Trust

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years was as follows:

		2011			2010
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees	$341,200	$581	N/A	$259,524	N/A	N/A
(b)	Audit- Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	N/A	N/A	N/A	N/A	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

(e)(1)    Not applicable.

(e)(2)    Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	2011	2010
Audit-Related Fees	4%	1.9%
Tax Fees	20%	26.0%
All Other Fees	0%	0%

(e)(2)    Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

	2011	2010
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f)	Not applicable.

(g)        The aggregate non-audit fees and services billed by PwC for the last two fiscal years were $34,500,000 and $0 for 2011 and 2010, respectively.

(g)        The aggregate non-audit fees and services billed by E&Y for the last two fiscal years were $0 and $0 for 2011 and 2010, respectively.

(h)        During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the audit committee of Registrant’s Board of Trustees. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6. Schedule of Investments

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005

Item 9. Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11. Controls and Procedures.

(a)        The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)        There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)    Code of Ethics attached hereto.

(a)(2)    A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b)        Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President
Date: January 5, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President
Date: January 5, 2012

By (Signature and Title)*	/s/ Michael Lawson
Michael Lawson, Treasurer, Controller & CFO
Date: January 5, 2012

*	Print the name and title of each signing officer under his or her signature.